UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 26, 2003
______________

NDCHealth Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	001-12392	58-0977458
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

NDC Plaza, Atlanta Georgia	30329-2010
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(404) 728-2000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

ITEM 5. Other Events and Regulation FD Disclosure.

On August 26, 2003, the Board of Directors of NDCHealth Corporation (the “Corporation”) amended the By-laws of the Corporation. The text of the By-law amendments is set forth as Exhibit 99.1 hereto, which is incorporated by reference herein.

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

Exhibit Reference Number	Exhibit Description
99.1	Amendments to the Corporation's By-laws adopted on August 26, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NDCHEALTH CORPORATION

Date: August 29, 2003	By:	/s/ Randolph L.M. Hutto
Name: Randolph L.M. Hutto Title: Chief Financial Officer (Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Description
99.1	Amendments to the Corporation's By-laws adopted on August 26, 2003